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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 25, 2002

                               TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            2-20910                               36-2099896
    (Commission File Number)          (I.R.S. Employer Identification No.)

 8600 West Bryn Mawr Avenue, Chicago, Illinois                   60631-3505
   (Address of Principal Executive Offices)                      (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events

          Attached hereto as Exhibit 99.1 is the explanation for the revised Statements under Oath of the Principal Executive Officer and the Principal Financial Officer and Exhibits 99.2 and 99.3 the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer, respectively, required by Order No. 4-460, as filed with the Securities and Exchange Commission on October 25, 2002.

Item 7.  Exhibit

99.1 Cover Letter, dated October 25, 2002 to the Revised Statements under Oath of the Principal Executive Officer and the Principal Financial Officer

99.2 Statement under Oath of the Principal Executive Officer, dated October 25, 2002

99.3 Statement under Oath of the Principal Financial Officer, dated October 25, 2002



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRUSERV CORPORATION
                                   (Registrant)




Date: November 12, 2002            By: /s/ David A. Shadduck
                                       ---------------------
                                   Name:  David A. Shadduck
                                   Title: Senior Vice President and Chief
                                          Financial Officer



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